GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Multi-Manager Alternatives Fund

(the “Fund”)

Supplement dated May 19, 2016 to the

Statement of Additional Information (“SAI”) dated February 26, 2016, as supplemented

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Graham Capital Management, L.P. (“GCM”) will serve as a sub-adviser (“Underlying Manager”) of a new wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “New Subsidiary” and, together with the Subsidiary (as currently described in the SAI), the “MMA Subsidiaries” and each a “MMA Subsidiary”). The Fund intends to invest in the MMA Subsidiaries in order to gain exposure to the commodity markets. The Fund may invest up to 25% of its total assets in the MMA Subsidiaries. Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Investment Adviser by the New Subsidiary. In addition, GCM has contractually agreed to waive the sub-advisory fee it receives from the Investment Adviser in connection with the services it provides to the Fund in an amount equal to the sub-advisory fee it receives from the Investment Adviser in connection with the services it provides to the New Subsidiary. These waivers may not be discontinued by the Investment Adviser or GCM as long as their contracts with the New Subsidiary are in place. Atreaus Capital, LP will continue to serve as Underlying Manager of the Subsidiary.

The New Subsidiary is structured to be the same as the Subsidiary, but with GCM as the Underlying Manager. Accordingly, the information currently included in the SAI regarding the Subsidiary also applies to the New Subsidiary.

This Supplement should be retained with your SAI for future reference.

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